EXECUTION

AMENDMENT TO SCHEDULE II
Schedule II to the Custody Agreement between Principal Funds, Inc. and The Bank of New York Mellon effective November 11, 2011, as amended (the “Agreement”) is hereby amended effective May 30, 2025 to (i) add the Principal Funds, Inc. – Global Macro Fund, as a Series under the Agreement; and (iii) delete Schedule II in its entirety and replace such Schedule with the attached Schedule II.
Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
Each party represents and warrants to the other party that it has full authority to enter into this Amendment to Schedule II of the Agreement upon the terms and conditions hereof and that the individual executing this Amendment to Schedule II on its behalf has the requisite authority to bind such party to this Amendment to Schedule II and the Agreement.

PRINCIPAL FUNDS, INC.		THE BANK OF NEW YORK MELLON

By:	/s/ Gina Graham	By:	/s/ Michael Gronsky
Name:	Gina Graham	Name:	Michael Gronsky
Title:	VP & Treasurer	Title:	Senior Vice President
Date:	May 30, 2025	Date:	Jun 6, 2025

By:	/s/ Dan Westholm
Name:	Dan Westholm
Title:	AVP-Treasury
Date:	Jun 6, 2025

SCHEDULE II
List of Series
(As of May 30, 2025)

Principal Funds, Inc – Blue Chip Fund
Principal Funds, Inc – Bond Market Index Fund
Principal Funds, Inc – California Municipal Fund
Principal Funds, Inc – Capital Securities Fund
Principal Funds, Inc - Core Fixed Income Fund (formerly, Income Fund)
Principal Funds, Inc – Core Plus Bond Fund (formerly, Bond & Mortgage Securities Fund)
Principal Funds, Inc – Diversified Income Fund (formerly, Global Diversified Income Fund)
Principal Funds, Inc – Diversified International Fund
Principal Funds, Inc – Diversified Real Asset Fund
Principal Funds, Inc – EDGE MidCap Fund
Principal Funds, Inc – Equity Income Fund
Principal Funds, Inc – Finisterre Emerging Markets Total Return Bond Fund
(formerly, Finisterre Unconstrained Emerging Markets Bond Fund)
Principal Funds, Inc – Global Emerging Markets Fund (formerly, International Emerging Markets Fund)
Principal Funds, Inc – Global Macro Fund
Principal Funds, Inc – Global Multi-Strategy Fund
Principal Funds, Inc – Global Real Estate Securities Fund
Principal Funds, Inc. - Global Sustainable Listed Infrastructure Fund
Principal Funds, Inc – Government & High Quality Bond Fund
Principal Funds, Inc - Government Money Market Fund
Principal Funds, Inc – High Income Fund (formerly, High Yield Fund I)
Principal Funds, Inc – High Yield Fund
Principal Funds, Inc – Inflation Protection Fund
Principal Funds, Inc – International Equity Index Fund
Principal Funds, Inc – International Equity Fund
Principal Funds, Inc – International Small Company Fund
Principal Funds, Inc – LargeCap Growth Fund I
Principal Funds, Inc – LargeCap S&P 500 Index Fund
Principal Funds, Inc – LargeCap Value Fund III
Principal Funds, Inc – MidCap Fund
Principal Funds, Inc – MidCap Growth Fund
Principal Funds, Inc – MidCap Growth Fund III
Principal Funds, Inc – MidCap S&P 400 Index Fund
Principal Funds, Inc – MidCap Value Fund I
Principal Funds, Inc – Money Market Fund
Principal Funds, Inc – Opportunistic Municipal Fund
Principal Funds, Inc – Origin Emerging Markets Fund
Principal Funds, Inc – Overseas Fund
Principal Funds, Inc – Principal Capital Appreciation Fund
Principal Funds, Inc – Principal LifeTime 2015 Fund
Principal Funds, Inc – Principal LifeTime 2020 Fund
Principal Funds, Inc – Principal LifeTime 2025 Fund
Principal Funds, Inc – Principal LifeTime 2030 Fund

Principal Funds, Inc – Principal LifeTime 2035 Fund
Principal Funds, Inc – Principal LifeTime 2040 Fund
Principal Funds, Inc – Principal LifeTime 2045 Fund
Principal Funds, Inc – Principal LifeTime 2050 Fund
Principal Funds, Inc – Principal LifeTime 2055 Fund
Principal Funds, Inc – Principal LifeTime 2060 Fund
Principal Funds, Inc – Principal LifeTime 2065 Fund
Principal Funds, Inc – Principal LifeTime 2070 Fund
Principal Funds, Inc – Principal LifeTime Hybrid Income Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2015 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2020 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2025 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2030 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2035 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2040 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2045 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2050 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2055 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2060 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2065 Fund
Principal Funds, Inc – Principal LifeTime Hybrid 2070 Fund
Principal Funds, Inc – Principal LifeTime Strategic Income Fund
Principal Funds, Inc – Real Estate Securities Fund
Principal Funds, Inc – SAM Balanced Portfolio
Principal Funds, Inc – SAM Conservative Balanced Portfolio
Principal Funds, Inc – SAM Conservative Growth Portfolio
Principal Funds, Inc – SAM Flexible Income Portfolio
Principal Funds, Inc – SAM Strategic Growth Portfolio
Principal Funds, Inc – Short-Term Income Fund
Principal Funds, Inc – Small-MidCap Dividend Income Fund
Principal Funds, Inc –SmallCap Fund (formerly, SmallCap Blend Fund)
Principal Funds, Inc – SmallCap Growth Fund I
Principal Funds, Inc – SmallCap S&P 600 Index Fund
Principal Funds, Inc – SmallCap Value Fund II
Principal Funds, Inc – Spectrum Preferred & Capital Securities Income Fund
(formerly, Preferred Securities Fund)
Principal Funds, Inc – Tax-Exempt Bond Fund